PROPERTY AND EQUIPMENT (Details) - USD ($)	Sep. 27, 2020	Dec. 29, 2019	Dec. 30, 2018
LONG TERM DEBT
Land	$ 525,240	$ 555,885	$ 584,535
Equipment	2,422,521	2,390,545	2,417,185
Buildings	1,349,247	1,363,642	1,401,840
Vehicles	0	0	4,000
Total Property and Equipment	4,297,008	4,310,072	4,407,560
Accumulated depreciation	(2,350,129)	(2,210,816)	(2,001,929)
Less - Property held for sale	(349,244)	(449,244)	(353,092)
Net property and equipment	$ 1,597,635	$ 1,650,012	$ 2,052,539